                                                                   EXHIBIT 10.11
                                                                   -------------


December 4, 1997

The Registry, Inc.
189 Wells Avenue
Newton, MA 02159

America's Registry, Inc.
189 Wells Avenue
Newton, MA 02159

The Registry, Inc. Network Consulting Practice
157 Portsmouth Avenue
P.O. Box 334
Stratham, NH 03888

Renaissance Solutions, Inc.
Lincoln North
55 Old Bedford Road
Lincoln, MA 01773

The Hunter Group, Inc.
100 East Pratt Street, Suite 1600
Baltimore, MD 21202

Shamrock Computer Resources, Ltd.
800 36th Avenue, Suite 101
Moline, IL 61265

Ladies/Gentlemen:

       Reference is made to the Accounts Receivable Management and Security Agreement between us dated February 29, 1996, as supplemented and amended (the "Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

       It is hereby agreed that, effective as of December 11, 1997, the Agreement shall be amended in the following manner:

      1. Renaissance Solutions, Inc., The Hunter Group, Inc. and Shamrock Computer Resources, Ltd. are to become borrowers under the Agreement, and the introductory paragraph is therefore amended to read in its entirety as follows:

          "This Accounts Receivable Management and Security Agreement is made as of February 29, 1996 by and among BNY Financial Corporation ("Lender"), having offices at 1290 Avenue of the Americas, New York, New York 10104 and The Registry, Inc. ("TRI") and America's Registry, Inc. ("ARI"), each having their principal place of business at 189 Wells Avenue, Newton, Massachusetts 02159, The Registry, Inc. Network Consulting Practice ("TRNCP"), having its principal place of business at 157 Portsmouth Avenue, P.O. Box 334, Stratham, New Hampshire 03888, Renaissance Solutions, Inc. ("RSI"), having its principal place of business at Lincoln North, 55 Old Bedford Road, Lincoln, Massachusetts 01773, The Hunter Group, Inc. ("THGI"), having its principal place of business at 100 East Pratt Street, Suite 1600, Baltimore, Maryland 21202 and Shamrock Computer Resources, Ltd. ("SCRL"), having its principal place of business at 800 36th Avenue, Suite 101, Moline, Illinois 61265 (TRI, ARI, TRNCP, RSI, THGI and SCRL are hereinafter individually and collectively referred to as the "Borrower").

      2. The de"finition of "Change of Ownership" set forth in Section 1(A) is amended by deleting the abbreviations and words "TRNCP or ARI into each" appearing in the last line thereof and substituting the abbreviations, words and punctuation marks "ARI, TRNCP, RSI, THGI or SCRL into any of the" in their place and stead.

      3. The following sentence is inserted as the end of the first paragraph of the definition of "Eligible Receivables" set forth in Section 1(A):

      "The Receivables of RSI, THGI and SCRL shall not be deemed to be Eligible Receivables until such time as Lender determines, in its sole discretion, that such Receivables are not subject to any security interests or liens other than those granted Lender under this Agreement and the Ancillary Agreements."

      4. This definitions of "Maximum Loan Amount" and "Maximum Revolving Amount" set forth in Section 1(A) are amended to read in their entirety as follows:

      ""Maximum Loan Amount" means $50,000,000."
        -------------------

      ""Maximum Revolving Amount" means $50,000,000"
        ------------------------

      5. Section (2)(l) is amended by deleting the abbreviations, words and punctuation mark "TRNCP and/or ARI" appearing in the first and second sentences thereof and substituting the abbreviations, words and punctuations marks "ARI, TRNCP, RSI, THGI and/or SCRL" in their place and stead.

       6. Section 8(a)(iii) is amended by inserting the abbreviations and punctuation marks", RSI, THGI, SCRL" after the abbreviation "ARJ" appearing therein.

       7. Section 12(m)(i)(f) and 12(m)(ii) are amended by inserting the abbreviations and punctuation marks", RSI, THGI, SCRL" after the abbreviation "ARI" appearing in each section.

       8. Section 12(m)(vi) is amended by deleting the abbreviations and words "ARI or TRNCP can merge into each" and substituting the abbreviations, words and punctuation marks "ARI, TRNCP, RSI, THGI or SCRL can merge into any of the "in their place or stead.

       It is further agreed that we shall waive all currently existing defaults (the "Existing Defaults") under the Agreement for a period of ninety (90) days from the date of this letter. If at the end of such ninety (90) day period, you and we have not agreed to mutually acceptable revisions of the Agreement, this waiver shall terminate, and we may thereupon exercise all of our rights and remedies with respect to the Existing Defaults. This waiver is (a) limited to the specific purposes and time period for which it is given, and no waiver of any other term, condition, covenant or any other aspect of the Agreement is intended or implied, and (b) without prejudice to our other rights and remedies under the Agreement, all of which are hereby expressly reserved.

       Except as hereinabove specifically set forth, the Agreement shall remain unmodified and in full force and effect in accordance with its terms.

       If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.


                                              Very truly yours,


                                              BNY FINANCIAL CORPORATION


                                              By: /s/ Frank Imperato
                                                 -----------------------
                                                 Title:
READ AND AGREED TO:

THE REGISTRY, INC.

By: /s/ Robert E. Foley
   ---------------------
   Title: CFO

AMERICA'S REGISTRY, INC.

By: /s/ Robert E. Foley
   ---------------------
   Title: CFO

THE REGISTRY, INC. NETWORK CONSULTING PRACTICE

By: /s/ Robert E. Foley
   ------------------------
   Title: CFO


RENAISSANCE SOLUTIONS, INC.

By: /s/ Robert E. Foley
   ------------------------
   Title: CFO


THE HUNTER GROUP, INC.

By: /s/ Robert E. Foley
   ------------------------
   Title: CFO


SHAMROCK COMPUTER RESOURCES, LTD.

By: /s/ Robert E. Foler
   ------------------------
   Title: CFO